STORE REPORTING PACKAGE (follows this page)

Quarterly Reporting Package 3/21/2024 Property Ownership # of Properties Square Feet Tenant's Sales per Square Foot Tenant's Four-Wall EBITDAR Rent Tenant's Four Wall EBITDA Tenant's Four-Wall EBITDAR / Rent Fee 109 14,302,093 $25 $55,956,329 $26,314,852 $29,641,478 2.1 Ground Lease 21 2,964,686 $31 $16,967,236 $7,324,347 $9,642,890 2.3 Total 130 17,266,779 $26 $72,923,566 $33,639,198 $39,284,367 2.2 Rent Tier (B) # of Properties Square Feet 1 > $ 2.3 33 4,337,842 2 > $ 1.8 32 4,388,042 3 > $ 1.6 32 4,082,970 4 < $ 1.6 33 4,457,925 Total 130 17,266,779 (A) Reflects financial activity from October 29, 2023 through February 3, 2024 (Fiscal Q4 2023) (B) Rent tier determined based on book Occupancy Expense per square foot Rent : includes book Rent, Ground Leases, Contingent Rent, CAM & accrued Real Estate Taxes EBITDA : Tenant's Unallocated Store Contribution Profit, uses book rent EBITDAR : excludes Occupancy included in calculation of EBITDA Fiscal Quarter Ended February 3, 2024(A) Fiscal Quarter Ended February 3, 2024(A) Page 1

Quarterly Reporting Package 3/21/2024 Tenant's Sales per Square Foot Tier # of Properties Square Feet Tenant's Sales per Square Foot Tenant's Four-Wall EBITDAR Tenant's Four-Wall EBITDAR to Sales Tenant's Four Wall EBITDA Tenant's Four-Wall EBITDAR / Rent > $32.1 33 3,887,668 $41 19.8% 2.9 > $24.6 32 4,155,432 $28 16.6% 2.2 > $18.6 32 4,349,300 $22 15.5% 2.0 < $18.6 33 4,874,379 $15 10.2% 1.1 Total 130 17,266,779 $26 $72,923,566 16.4% 39,284,367 2.2 EBITDAR / Rent Tier(B) # of Properties Square Feet Tenant's Sales per Square Foot Tenant's Four-Wall EBITDAR Tenant's Four-Wall EBITDAR to Sales Tenant's Four Wall EBITDA Tenant's Four-Wall EBITDAR / Rent > {3.0}x 31 3,652,399 $35 20.7% 4.0 > {2.0}x 46 5,767,611 $27 17.3% 2.5 < {2.0}x 53 7,846,769 $21 14.3% 1.5 Total 130 17,266,779 $26 $72,923,566 16.4% 39,284,367 2.2 (A) Reflects financial activity from October 29, 2023 through February 3, 2024 (Fiscal Q4 2023) (B) Stratifications consolidated due to insufficient store count Fiscal Quarter Ended February 3, 2023(A) Fiscal Quarter Ended February 3, 2023(A) Page 2

Quarterly Reporting Package 3/21/2024 Property Ownership # of Properties Square Feet Tenant's Sales per Square Foot Tenant's Four-Wall EBITDAR Rent Tenant's Four Wall EBITDA Tenant's Four-Wall EBITDAR / Rent Fee 109 14,302,093 $75 $160,653,403 $105,734,912 $54,918,491 1.5 Ground Lease 21 2,964,686 $97 $47,808,868 $28,427,631 $19,381,237 1.7 Total 130 17,266,779 $79 $208,462,270 $134,162,543 $74,299,728 1.6 Rent Tier (A) # of Properties Square Feet Tenant's Sales per Square Foot Tenant's Four-Wall EBITDAR Rent Tenant's Four Wall EBITDA Tenant's Four-Wall EBITDAR / Rent 1 > $ 9.1 33 4,203,429 $112 $82,052,834 $47,570,159 1.7 2 > $ 7.4 32 4,460,447 $79 $57,117,802 $36,361,509 1.6 3 > $ 6.6 32 4,155,396 $74 $44,070,976 $28,899,568 1.5 4 < $ 6.6 33 4,447,507 $52 $25,220,658 $21,331,307 1.2 Total 130 17,266,779 $79 $208,462,270 $134,162,543 $74,299,728 1.6 (A) Rent tier determined based on book Occupancy Expense per square foot (B) Reflects financial activity from January 29, 2023 through February 3, 2024 (TTM Janaury 2023) Rent : includes book Rent, Ground Leases, Contingent Rent, CAM & accrued Real Estate Taxes EBITDA : Tenant's Unallocated Store Contribution Profit, uses book rent EBITDAR : excludes Occupancy included in calculation of EBITDA Trailing 12 Months(B) Trailing 12 Months(B) Page 3

Quarterly Reporting Package 3/21/2024 Tenant's Sales per Square Foot Tier # of Properties Square Feet Tenant's Sales per Square Foot Tenant's Four-Wall EBITDAR Tenant's Four-Wall EBITDAR to Sales Tenant's Four Wall EBITDA Tenant's Four-Wall EBITDAR / Rent > $94.6 33 3,941,830 $123 18.3% 2.1 > $76.1 32 4,196,547 $84 15.9% 1.6 > $60.3 32 4,297,635 $68 14.1% 1.4 < $60.3 33 4,830,767 $48 9.7% 0.8 Total 130 17,266,779 $79 $208,462,270 15.3% $74,299,728 1.6 EBITDAR / Rent Tier(B) # of Properties Square Feet Tenant's Sales per Square Foot Tenant's Four-Wall EBITDAR Tenant's Four-Wall EBITDAR to Sales Tenant's Four Wall EBITDA Tenant's Four-Wall EBITDAR / Rent > {2.0}x 29 3,372,714 $107 19.6% 2.6 >= {1.0}x 74 9,620,107 $79 15.2% 1.5 < {1.0}x 27 4,273,958 $56 9.1% 0.7 Total 130 17,266,779 $79 $208,462,270 15.3% $74,299,728 1.6 (B) Reflects financial activity from January 29, 2023 through February 3, 2024 (TTM Janaury 2023) (B) Stratifications consolidated due to insufficient store count Trailing 12 Months(A) Trailing 12 Months(A) Page 4

Quarterly Reporting Package Master Lease Guarantor Operating Performance Fiscal Quarter Ended February 3, 2024(A) Trailing 12 Months as of February 3, 2024(C) -4.9% -8.2% Yes N/A $1,650 N/A Fiscal Quarter Ended February 3, 2024(A) Trailing 12 Months as of February 3, 2024(C) 205 205 458 458 81.1 81.1 (A) Reflects financial activity from October 29, 2023 through February 3, 2024 (Fiscal Q4 2023) ( B) Per Consolidated Financial Statements of Penney Intermediate Holdings LLC as of February 3, 2024 ( C) Reflects financial activity from January 29, 2023 through February 3, 2024 (TTM January 2023) End of period number of stores - space leased Gross square footage of stores (in millions) Key Financial and Performance Metrics Comparable store sales percent increase/(decrease) for Master Lease Properties(B) Liquid assets covenant compliance (as defined in the Master Leases) Tangible net worth (as defined in the Master Leases - in millions)( B) Key Portfolio Metrics End of period number of stores - fee owned and ground leased Page 5